SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 18, 2003

Merrill Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maine	000-24715	01-0471507
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

201 Main Street, Bangor, Maine 04401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (207) 942-4800

Not Applicable

(Former name or former address, if changed since 1st report)

Items 1 through 6 and 8.            Not Applicable.

Item 7.                                                           Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report.  The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Press release issued by Merrill Merchants Bancshares, Inc. on July 18, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9.                                                           Regulation FD Disclosure.

Earnings Release, dated July 18, 2003

The following information is furnished under this Item 9 solely in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition.”

On July 18, 2003, the Company announced its earnings for the second quarter of the 2003 fiscal year.  A copy of the press release dated July 18, 2003, describing second quarter earnings is attached as Exhibit 99.1.

Item 10-11.                                  Not applicable.

Item 12.                                                    Results of Operations and Financial Condition

See Item 9 – “Earnings Release, dated July 18, 2003,” per SEC Release 33-8216, March 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Merchants Bancshares, Inc.

	By:	/s/ Edwin N. Clift
President and Chief Executive Officer

Dated: July 23, 2003

2

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Merrill Merchants Bancshares, Inc. on July 18, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

3